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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2005
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                           Miracor Diagnostics, Inc.
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             (Exact name of registrant as specified in its charter)

          Utah                         0-12365                   58-1475517
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

9191 Towne Centre Drive, Suite 400, San Diego, CA                  92122
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  858-455-7127
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01      Regulation FD Disclosure

Item 9.01      Financial Statements and Exhibits

               EX-99.1        Report 2004 Annual Results

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005



                                  By: /s/ Ross S. Seibert
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                                      Ross S. Seibert
                                      Chief Financial Officer